EXHIBIT 99.1

Zomedica Acquires Assets of Leading tPEM(TM) Company Assisi Animal Health

ANN ARBOR, MI / ACCESSWIRE / July 18, 2022 / Zomedica Corp. (NYSE American:ZOM) (“Zomedica” or the “Company”), a veterinary health company offering diagnostic and therapeutic products for companion animals, today announced that it had acquired substantially all the assets of Assisi Animal Health LLC (“Assisi”).

Assisi has created an innovative line of targeted Pulsed Electromagnetic Field (tPEMF™) devices for companion animals that provide a safe, drug-free alternative for treating pain, inflammation, anxiety, or behavioral disorders. PEMF technology was cleared for use in humans in 2010, and since 2013 Assisi has conducted clinical studies using the tPEMF technology and its effectiveness in pain management, advancing healing, and control of anxiety in companion animals. Assisi products are supported by major, gold standard, peer-reviewed clinical studies and publications (Research and Clinical Studies | Assisi Animal Health) and are supported by over 40 key veterinary opinion leaders worldwide. Assisi Loop® products are global leaders in the field of both first-line and alternative tPEMF therapy and are sold around the world to help reduce pain and inflammation in the animals with whom we share our lives. They are available from Veterinarians and several additional sales channels.

“Assisi Animal Health and the Loop line of products have been a passionate commitment for the Assisi team since day one,” said Francis Russo, Chief Executive Officer of Assisi Animal Health. “We knew this technology could help pets live fuller, pain-free lives and we’ve focused on making it available to all who need it. We have partnered with the veterinary community to refine and expand our products, to sponsor rigorous clinical research, and to create a market for our proprietary tPEMF therapy. Assisi products have already helped over 100,000 pets over the past eight years. With this acquisition, we are excited to see where Zomedica will take the Loop next and how many more pets will be helped.”

“Integrating tPEMP technology alongside focus shock wave energy will not only allow comfortable treatment for many species of animals but also progresses integrative modalities for a variety of conditions, said Adam Christman, DVM, MBA. “This incredibly progressive technology will continue to advance and elevate veterinary care.”

“This acquisition adds a growing product line that furthers our commitment to providing solutions that deliver enhanced companion animal care, while improving practice efficiency and economics,” said Zomedica’s Chief Executive Officer, Larry Heaton. “The Assisi products fit nicely into our growing therapeutics segment. They are complementary with PulseVet® Shock Wave therapy, in that they are designed to be used after shock wave therapy is delivered in the clinic, by the pet parent at home, and are provided by Veterinarians to pet parents to extend the therapy. We are pleased to offer an additional drug-free solution to improve our pets’ ability to live pain free.”

Greg Blair, Zomedica’s Vice President of Business Development & Strategic Planning, led the acquisition initiative for the Company. Maslon LLP acted as legal advisor to Zomedica in this transaction.

About Assisi Animal Health

A leader in veterinary targeted pulsed electromagnetic field (tPEMF) technology, Assisi Animal Health offers drug-free devices that reduce inflammation and are tuned specifically to decrease pain and accelerate healing, and to reduce canine separation anxiety. Assisi is committed to improving quality of life for pets, their owners, and for veterinary professionals through creating safe and effective products backed by rigorous research for all pets in need of pain, inflammation, and anxiety relief. To learn more log on to assisianimalhealth.com.

About Zomedica

Based in Ann Arbor, Michigan, Zomedica (NYSE American: ZOM) is a veterinary health company creating products for companion animals by focusing on the unmet needs of clinical veterinarians. Zomedica’s product portfolio includes innovative diagnostics and medical devices that emphasize patient health and practice health. It is Zomedica’s mission to provide veterinarians the opportunity to increase productivity and grow revenue while better serving the animals in their care. For more information, visit www.ZOMEDICA.com.

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Reader Advisory

Except for statements of historical fact, this news release contains certain “forward-looking information” or “forward-looking statements” (collectively, “forward-looking information”) within the meaning of applicable securities law. Forward-looking information is frequently characterized by words such as “plan”, “expect”, “project”, “intend”, “believe”, “anticipate”, “estimate” and other similar words, or statements that certain events or conditions “may” or “will” occur and include statements relating to our expectations regarding future results. Although we believe that the expectations reflected in the forward-looking information are reasonable, there can be no assurance that such expectations will prove to be correct. We cannot guarantee future results, performance or achievements. Consequently, there is no representation that the actual results achieved will be the same, in whole or in part, as those set out in the forward-looking information.

Forward-looking information is based on the opinions and estimates of management at the date the statements are made, including assumptions with respect to the ability to transition the Assisi assets to Zomedica’s facility, economic growth, demand for the Company’s products, the Company’s ability to produce and sell its products, our ability to successfully integrate and operate the Assisi business, the sufficiency of our budgeted capital and operating expenditures, the cost, adequacy and availability of supplies required for our operations, the satisfaction by our strategic partners of their obligations under our commercial agreements, our ability to realize our business plans and cost control efforts and the impact of COVID-19 on our business, results, and financial condition.

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Our forward-looking information is subject to a variety of risks and uncertainties and other factors that could cause actual events or results to differ materially from those anticipated in the forward-looking information. Some of the risks and other factors that could cause the results to differ materially from those expressed in the forward-looking information include, but are not limited to: uncertainty as to whether our strategies and business plans will yield the expected benefits; uncertainty as to the timing and results of development work and verification and validation studies; uncertainty as to the timing and results of commercialization efforts, as well as the cost of commercialization efforts, including the cost to develop an internal sales force and manage our growth; uncertainty as to our ability to successfully integrate and operate the Assisi business, uncertainty as to our ability to supply equipment and assays in response to customer demand; uncertainty regarding the cost, adequacy and availability of supplies required for our operations; uncertainty as to the likelihood and timing of any required regulatory approvals, and the availability and cost of capital; the ability to identify and develop and achieve commercial success for new products and technologies; veterinary acceptance of our products; competition from related products; the level of expenditures necessary to maintain and improve the quality of products and services; changes in technology and changes in laws and regulations; our ability to secure and maintain strategic relationships; performance by our strategic partners of their obligations under our commercial agreements, including product manufacturing obligations: risks pertaining to permits and licensing, intellectual property infringement risks, risks relating to any required clinical trials and regulatory approvals, risks relating to the safety and efficacy of our products, the use of our products, intellectual property protection, risks related to the COVID-19 pandemic and its impact upon our business operations generally, including our ability to develop and commercialize our products, and the other risk factors disclosed in our filings with the SEC and under our profile on SEDAR at www.sedar.com. Readers are cautioned that this list of risk factors should not be construed as exhaustive.

The forward-looking information contained in this news release is expressly qualified by this cautionary statement. We undertake no duty to update any of the forward-looking information to conform such information to actual results or to changes in our expectations except as otherwise required by applicable securities legislation. Readers are cautioned not to place undue reliance on forward-looking information.

Investor Relations Contact:

PCG Advisory Group

Kirin Smith, President

ksmith@pcgadvisory.com

+1.646.823.8656

SOURCE: Zomedica Corp.

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